UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22314

Oppenheimer Corporate Bond Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 10/31/2016

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS October 31, 2016 Unaudited

	Principal Amount	Value

Mortgage-Backed Obligations—0.1%

Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6%, 3/25/37	$51,043	$46,527

WaMu Mortgage Pass-Through Certificates Trust, Series 2005- AR14, Cl. 1A4, 2.659%, 12/25/35[1]	89,564	86,709

Wells Fargo Mortgage-Backed Securities Trust:
Series 2006-AR2, Cl. 2A3, 2.921%, 3/25/36[1]	76,559	75,283
Series 2007-AR8, Cl. A1, 3.133%, 11/25/37[1]	62,616	56,122

Total Mortgage-Backed Obligations (Cost $251,690)		264,641

Corporate Bonds and Notes—93.1%

Consumer Discretionary—14.5%

Auto Components—0.8%

BorgWarner, Inc., 4.375% Sr. Unsec. Nts., 3/15/45	430,000	437,328

Magna International, Inc., 4.15% Sr. Unsec. Nts., 10/1/25	1,000,000	1,086,034

		1,523,362

Automobiles—3.6%

Daimler Finance North America LLC:
2.00% Sr. Unsec. Nts., 8/3/18[2]	425,000	427,970
8.50% Sr. Unsec. Unsub. Nts., 1/18/31	462,000	740,571

Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24	1,615,000	1,637,003

General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	828,000	952,183

General Motors Financial Co., Inc., 3% Sr. Unsec. Nts., 9/25/17	420,000	425,081

Harley-Davidson Financial Services, Inc., 2.70% Sr. Unsec. Nts., 3/15/17[2]	420,000	422,191

Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	444,000	470,058

Hyundai Capital America, 2.40% Sr. Unsec. Nts., 10/30/18[2]	420,000	424,878

Nissan Motor Acceptance Corp., 1.55% Sr. Unsec. Nts., 9/13/19[2]	337,000	335,765

Volkswagen Group of America Finance LLC, 1.60% Sr. Unsec. Nts., 11/20/17[2]	460,000	460,219

ZF North America Capital, Inc., 4.75% Sr. Unsec. Nts., 4/29/25[2]	835,000	884,056

		7,179,975

Diversified Consumer Services—0.4%

Service Corp. International, 5.375% Sr. Unsec. Nts., 5/15/24	840,000	886,200

Hotels, Restaurants & Leisure—0.2%

Marriott International, Inc., 6.375% Sr. Unsec. Nts., 6/15/17	380,000	391,901

Household Durables—2.0%

Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	328,000	334,560

Newell Brands, Inc.:
3.90% Sr. Unsec. Nts., 11/1/25	900,000	945,841
5.00% Sr. Unsec. Nts., 11/15/23	829,000	887,582

PulteGroup, Inc., 5% Sr. Unsec. Nts., 1/15/27	978,000	974,332

Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23	849,000	865,980

		4,008,295

1          OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Media—3.7%

21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	$748,000	$932,556

Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
4.464% Sr. Sec. Nts., 7/23/22[2]	575,000	613,331
6.484% Sr. Sec. Nts., 10/23/45[2]	508,000	599,198

Comcast Corp.:
2.35% Sr. Unsec. Nts., 1/15/27	849,000	821,756
3.40% Sr. Unsec. Nts., 7/15/46	450,000	416,840

Historic TW, Inc., 9.15% Debs., 2/1/23	360,000	476,441

Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	509,000	543,976

Scripps Networks Interactive, Inc., 2.70% Sr. Unsec. Nts., 12/15/16	425,000	425,863

Sky plc, 6.10% Sr. Unsec. Nts., 2/15/18[2]	142,000	149,321

Time Warner Cable LLC, 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	420,000	396,803

Time Warner, Inc., 2.95% Sr. Unsec. Nts., 7/15/26	637,000	629,529

Viacom, Inc.:
2.25% Sr. Unsec. Nts., 2/4/22	100,000	98,558
3.45% Sr. Unsec. Nts., 10/4/26	363,000	361,729
4.375% Sr. Unsec. Nts., 3/15/43	450,000	415,956

Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[2]	608,000	608,000

		7,489,857

Multiline Retail—0.4%

Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23	837,000	892,451

Specialty Retail—2.2%

AutoZone, Inc.:
1.30% Sr. Unsec. Nts., 1/13/17	73,000	73,018
1.625% Sr. Unsec. Nts., 4/21/19	78,000	78,070

Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	799,000	884,892

Home Depot, Inc. (The), 3.50% Sr. Unsec. Nts., 9/15/56	650,000	606,167

L Brands, Inc., 5.625% Sr. Unsec. Nts., 2/15/22	321,000	351,896

Lowe’s Cos, Inc., 3.70% Sr. Unsec. Nts., 4/15/46	500,000	494,817

Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	597,000	624,101

Sally Holdings LLC/Sally Capital, Inc., 5.625% Sr. Unsec. Nts., 12/1/25	890,000	954,525

Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	456,000	443,547

		4,511,033

Textiles, Apparel & Luxury Goods—1.2%

Hanesbrands, Inc., 4.875% Sr. Unsec. Nts., 5/15/26[2]	650,000	664,625

Levi Strauss & Co., 5% Sr. Unsec. Nts., 5/1/25	810,000	844,425

PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	828,000	856,980

		2,366,030

Consumer Staples—9.0%

Beverages—4.1%

Anheuser-Busch InBev Finance, Inc.:
1.90% Sr. Unsec. Nts., 2/1/19	515,000	518,683

2          OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value

Beverages (Continued)

Anheuser-Busch InBev Finance, Inc.: (Continued)
3.65% Sr. Unsec. Nts., 2/1/26	$1,206,000	$1,271,858
4.90% Sr. Unsec. Nts., 2/1/46	463,000	532,431

Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec.
Unsub. Nts., 1/15/39	560,000	888,450

Constellation Brands, Inc., 4.75% Sr. Unsec. Nts., 11/15/24	845,000	929,500

Diageo Capital plc, 3.875% Sr. Unsec. Unsub. Nts., 4/29/43	410,000	420,106

Molson Coors Brewing Co.:
1.45% Sr. Unsec. Nts., 7/15/19	169,000	168,090
2.10% Sr. Unsec. Nts., 7/15/21	1,200,000	1,196,736
4.20% Sr. Unsec. Nts., 7/15/46	400,000	404,051

PepsiCo, Inc., 3.45% Sr. Unsec. Nts., 10/6/46	475,000	454,559

Pernod Ricard SA, 5.75% Sr. Unsec. Nts., 4/7/21[2]	1,200,000	1,372,398

		8,156,862

Food & Staples Retailing—1.0%

Koninklijke Ahold Delhaize NV, 6.50% Sr. Unsec. Nts., 6/15/17	77,000	79,322

Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	103,000	104,126
6.80% Sr. Unsec. Nts., 12/15/18	290,000	321,703

Walgreens Boots Alliance, Inc., 1.75% Sr. Unsec. Nts., 5/30/18	311,000	312,586

Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44	1,050,000	1,182,281

		2,000,018

Food Products—3.0%

Archer-Daniels-Midland Co., 4.016% Sr. Unsec. Nts., 4/16/43	425,000	443,707

Bunge Ltd. Finance Corp.:
3.25% Sr. Unsec. Nts., 8/15/26	810,000	812,752
8.50% Sr. Unsec. Nts., 6/15/19	893,000	1,041,853

JM Smucker Co. (The), 1.75% Sr. Unsec. Nts., 3/15/18	425,000	426,808

Kraft Heinz Foods Co.:
2.80% Sr. Unsec. Nts., 7/2/20	1,270,000	1,307,884
4.375% Sr. Unsec. Nts., 6/1/46	630,000	637,330

Mondelez International Holdings Netherlands BV, 1.625% Sr. Unsec. Nts., 10/28/19[2]	510,000	508,574

TreeHouse Foods, Inc., 6% Sr. Unsec. Nts., 2/15/24[2]	450,000	485,550

Wm Wrigley Jr Co., 2% Sr. Unsec. Nts., 10/20/17[2]	425,000	428,030

		6,092,488

Tobacco—0.9%

Altria Group, Inc., 3.875% Sr. Unsec. Nts., 9/16/46	695,000	687,993

Philip Morris International, Inc., 1.375% Sr. Unsec. Nts., 2/25/19	416,000	415,343

Reynolds American, Inc., 5.85% Sr. Unsec. Nts., 8/15/45	628,000	788,699

		1,892,035

Energy—6.8%

Energy Equipment & Services—1.0%

Halliburton Co., 5% Sr. Unsec. Nts., 11/15/45	373,000	411,390

Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	465,000	484,003

3          OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Energy Equipment & Services (Continued)

Schlumberger Holdings Corp.:
1.90% Sr. Unsec. Nts., 12/21/17[2]	$457,000	$459,530
4.00% Sr. Unsec. Nts., 12/21/25[2]	697,000	749,718

		2,104,641

Oil, Gas & Consumable Fuels—5.8%

Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	226,000	213,784
6.20% Sr. Unsec. Nts., 3/15/40	379,000	439,057

Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	725,000	771,758

Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	785,000	818,106

BP Capital Markets plc, 1.676% Sr. Unsec. Nts., 5/3/19	408,000	408,780

Buckeye Partners LP, 3.95% Sr. Unsec. Nts., 12/1/26[3]	364,000	363,516

Chevron Corp., 1.561% Sr. Unsec. Nts., 5/16/19	448,000	449,825

Columbia Pipeline Group, Inc., 4.50% Sr. Unsec. Nts., 6/1/25	201,000	217,647

ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	90,000	101,201
5.95% Sr. Unsec. Nts., 3/15/46	330,000	408,396

Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	450,000	427,268

EnLink Midstream Partners LP, 4.85% Sr. Unsec. Nts., 7/15/26	347,000	354,273

Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	368,000	374,965
4.90% Sr. Unsec. Nts., 5/15/46	325,000	338,101

Kinder Morgan, Inc., 5.55% Sr. Unsec. Nts., 6/1/45	1,275,000	1,324,066

Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	310,000	312,409

ONEOK Partners LP, 4.90% Sr. Unsec. Nts., 3/15/25	628,000	685,763

Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25	1,215,000	1,227,920

Regency Energy Partners LP/Regency Energy Finance Corp., 5% Sr. Unsec. Nts., 10/1/22	745,000	800,534

Shell International Finance BV:
1.375% Sr. Unsec. Nts., 5/10/19	335,000	333,113
4.00% Sr. Unsec. Nts., 5/10/46	505,000	501,716

TransCanada PipeLines Ltd., 1.625% Sr. Unsec. Nts., 11/9/17	480,000	480,893

Western Gas Partners LP, 4.65% Sr. Unsec. Nts., 7/1/26	246,000	258,340

		11,611,431

Financials—21.4%

Capital Markets—4.8%

Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[2]	330,000	338,807

Bank of New York Mellon Corp. (The), 3% Sub. Nts., 10/30/28	423,000	422,826

Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25	331,000	335,902

Credit Suisse Group Funding Guernsey Ltd.:
3.80% Sr. Unsec. Nts., 9/15/22	420,000	427,567
3.80% Sr. Unsec. Nts., 6/9/23[2]	600,000	606,973

Deutsche Bank AG (London), 6% Sr. Unsec. Nts., 9/1/17	498,000	510,782

E*TRADE Financial Corp., 5.875% Jr. Sub. Perpetual Bonds[1,4]	1,007,000	1,047,280

Goldman Sachs Group, Inc. (The):
3.75% Sr. Unsec. Nts., 2/25/26	440,000	459,190
5.15% Sub. Nts., 5/22/45	650,000	705,678

4          OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value

Capital Markets (Continued)

Goldman Sachs Group, Inc. (The): (Continued)
6.25% Sr. Unsec. Nts., 2/1/41	$355,000	$459,900

Morgan Stanley:
3.875% Sr. Unsec. Nts., 1/27/26	1,370,000	1,446,951
5.00% Sub. Nts., 11/24/25	1,279,000	1,417,874

Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts., 9/15/26	650,000	658,215

UBS Group Funding Jersey Ltd., 4.125% Sr. Unsec. Nts., 9/24/25[2]	850,000	887,614

		9,725,559

Commercial Banks—9.8%

Bank of America Corp.:
3.248% Sr. Unsec. Nts., 10/21/27	846,000	847,925
7.75% Jr. Sub. Nts., 5/14/38	801,000	1,142,104

BPCE SA, 2.65% Sr. Unsec. Nts., 2/3/21	813,000	834,550

Branch Banking & Trust Co., 3.625% Sub. Nts., 9/16/25	1,000,000	1,056,582

Citigroup, Inc.:
3.50% Sub. Nts., 5/15/23	370,000	379,752
3.70% Sr. Unsec. Nts., 1/12/26	450,000	469,652
4.30% Sub. Nts., 11/20/26	445,000	465,492
4.45% Sub. Nts., 9/29/27	419,000	442,625

Citizens Bank NA (Providence RI), 2.55% Sr. Unsec. Nts., 5/13/21	712,000	721,870

Danske Bank AS, 2.80% Sr. Unsec. Nts., 3/10/21[2]	501,000	516,199

Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	505,000	532,026

First Republic Bank, 4.375% Sub. Nts., 8/1/46	407,000	391,632

FirstMerit Bank NA (Akron OH), 4.27% Sub. Nts., 11/25/26	629,000	653,298

HSBC Holdings plc, 2.65% Sr. Unsec. Nts., 1/5/22	839,000	834,825

Huntington Bancshares, Inc., 3.15% Sr. Unsec. Nts., 3/14/21	546,000	564,023

ING Bank NV, 2.75% Sr. Unsec. Nts., 3/22/21[2]	673,000	691,132

JPMorgan Chase & Co.:
2.295% Sr. Unsec. Nts., 8/15/21	300,000	300,430
2.70% Sr. Unsec. Nts., 5/18/23	346,000	347,490
6.75% Jr. Sub. Perpetual Bonds, Series S1,4	960,000	1,066,800

KeyBank NA (Cleveland OH), 3.40% Sub. Nts., 5/20/26	760,000	772,671

Lloyds Banking Group plc:
6.413% Jr. Sub. Perpetual Bonds[1,2,4]	105,000	116,419
6.657% Jr. Sub. Perpetual Bonds[1,2,4]	565,000	631,387

RBS Capital Trust II, 6.425% Jr. Sub. Perpetual Bonds[1,4]	640,000	678,400

Regions Bank, 7.50% Sub. Nts., 5/15/18	250,000	271,009

Skandinaviska Enskilda Banken AB, 2.625% Sr. Unsec. Nts., 3/15/21	500,000	512,074

SunTrust Bank (Atlanta GA), 3.30% Sub. Nts., 5/15/26	380,000	383,883

Swedbank AB, 2.65% Sr. Unsec. Nts., 3/10/21[2]	533,000	547,286

US Bancorp, 3.10% Sub. Nts., 4/27/26	530,000	541,409

US Bank NA (Cincinnati, OH), 1.45% Sr. Unsec. Nts., 1/29/18	864,000	866,818

Wells Fargo & Co.:
3.00% Sr. Unsec. Nts., 4/22/26	1,278,000	1,273,167

5          OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Commercial Banks (Continued)

Wells Fargo & Co.: (Continued)
5.90% Jr. Sub. Perpetual Bonds, Series S1,4	$839,000	$878,853

		19,731,783

Consumer Finance—1.6%

Ally Financial, Inc., 4.25% Sr. Unsec. Nts., 4/15/21	867,000	876,754

Capital One Financial Corp., 3.20% Sr. Unsec. Nts., 2/5/25	868,000	880,643

Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25	462,000	466,575
3.95% Sr. Unsec. Nts., 11/6/24	473,000	480,797

Synchrony Financial, 2.70% Sr. Unsec. Nts., 2/3/20	377,000	381,171

		3,085,940

Diversified Financial Services—1.2%

Berkshire Hathaway Energy Co., 2% Sr. Unsec. Nts., 11/15/18	127,000	128,247

Berkshire Hathaway, Inc., 3.125% Sr. Unsec. Nts., 3/15/26	379,000	393,964

Burlington Northern Santa Fe LLC, 3.90% Sr. Unsec. Nts., 8/1/46	450,000	461,802

PacifiCorp, 4.10% Sr. Sec. Nts., 2/1/42	170,000	182,882

Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[2]	381,000	383,193

Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[1]	873,000	869,726

		2,419,814

Equity Real Estate Investment Trusts (REITs)—1.4%

American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	330,000	363,517
5.90% Sr. Unsec. Nts., 11/1/21	520,000	602,005

Crown Castle International Corp., 3.40% Sr. Unsec. Nts., 2/15/21	700,000	728,197

Highwoods Realty LP, 5.85% Sr. Unsec. Nts., 3/15/17	183,000	185,893

Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26	550,000	590,920

Welltower, Inc., 4.70% Sr. Unsec. Nts., 9/15/17	400,000	411,242

		2,881,774

Insurance—2.6%

AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	666,000	695,791

Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[2]	663,000	719,370

Liberty Mutual Group, Inc., 4.85% Sr. Unsec. Nts., 8/1/44[2]	619,000	642,983

Manulife Financial Corp., 4.15% Sr. Unsec. Nts., 3/4/26	505,000	552,661

MetLife, Inc., 5.25% Jr. Sub. Perpetual Bonds[1,4]	633,000	646,451

Prudential Financial, Inc., 5.375% Jr. Sub. Nts., 5/15/45[1]	435,000	453,270

TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[2]	756,000	785,808

Travelers Cos., Inc. (The), 3.75% Sr. Unsec. Nts., 5/15/46	306,000	312,468

XLIT Ltd., 6.50% Jr. Sub. Perpetual Bonds[1,4]	440,000	338,525

		5,147,327

Health Care—8.4%

Biotechnology—2.4%

AbbVie, Inc.:
1.75% Sr. Unsec. Nts., 11/6/17	430,000	431,647

6          OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value

Biotechnology (Continued)

AbbVie, Inc.: (Continued)
3.60% Sr. Unsec. Nts., 5/14/25	$528,000	$538,530
4.70% Sr. Unsec. Nts., 5/14/45	211,000	218,774

Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	335,000	379,612

Celgene Corp.:
2.125% Sr. Unsec. Nts., 8/15/18	465,000	469,617
3.875% Sr. Unsec. Nts., 8/15/25	482,000	507,378
5.00% Sr. Unsec. Nts., 8/15/45	126,000	135,850

Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46	365,000	395,513

Shire Acquisitions Investments Ireland DAC:
1.90% Sr. Unsec. Nts., 9/23/19	501,000	500,178
3.20% Sr. Unsec. Nts., 9/23/26	1,216,000	1,198,528

		4,775,627

Health Care Equipment & Supplies—1.7%

Baxter International, Inc., 2.60% Sr. Unsec. Nts., 8/15/26	707,000	686,443

Becton Dickinson & Co., 3.875% Sr. Unsec. Nts., 5/15/24	379,000	406,976

Boston Scientific Corp.:
3.85% Sr. Unsec. Nts., 5/15/25	975,000	1,024,329
5.125% Sr. Unsec. Nts., 1/12/17	415,000	418,232

Medtronic, Inc., 4.625% Sr. Unsec. Nts., 3/15/45	484,000	549,816

Stryker Corp., 3.50% Sr. Unsec. Nts., 3/15/26	304,000	317,280

		3,403,076

Health Care Providers & Services—2.3%

Cardinal Health, Inc., 3.50% Sr. Unsec. Nts., 11/15/24	839,000	882,325

Express Scripts Holding Co., 4.50% Sr. Unsec. Nts., 2/25/26	963,000	1,034,254

Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[2]	881,000	1,002,314

Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	879,000	911,037

McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44	305,000	334,406

Quest Diagnostics, Inc., 3.45% Sr. Unsec. Nts., 6/1/26	553,000	568,100

		4,732,436

Life Sciences Tools & Services—0.6%

Thermo Fisher Scientific, Inc.:
2.15% Sr. Unsec. Nts., 12/14/18	167,000	169,263
3.00% Sr. Unsec. Nts., 4/15/23	543,000	552,188
4.15% Sr. Unsec. Nts., 2/1/24	451,000	486,628

		1,208,079

Pharmaceuticals—1.4%

Actavis Funding SCS:
3.80% Sr. Unsec. Nts., 3/15/25	669,000	696,218
4.75% Sr. Unsec. Nts., 3/15/45	399,000	420,587

GlaxoSmithKline Capital, Inc., 6.375% Sr. Unsec. Unsub. Nts., 5/15/38	190,000	264,691

Perrigo Finance Unlimited Co., 4.375% Sr. Unsec. Nts., 3/15/26	228,000	239,786

7          OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Pharmaceuticals (Continued)

Teva Pharmaceutical Finance Netherlands III BV:
1.70% Sr. Unsec. Nts., 7/19/19	$438,000	$435,798
2.80% Sr. Unsec. Nts., 7/21/23	525,000	517,380
4.10% Sr. Unsec. Nts., 10/1/46	315,000	293,930

		2,868,390

Industrials—8.9%

Aerospace & Defense—1.7%

BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[2]	950,000	1,008,636

Lockheed Martin Corp.:
3.55% Sr. Unsec. Nts., 1/15/26	225,000	238,758
3.80% Sr. Unsec. Nts., 3/1/45	400,000	398,411

Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	425,000	484,888

Textron, Inc.:
3.875% Sr. Unsec. Nts., 3/1/25	230,000	240,119
4.30% Sr. Unsec. Nts., 3/1/24	427,000	460,546

United Technologies Corp.:
1.778% Jr. Sub. Nts., 5/4/18[1]	76,000	76,304
4.50% Sr. Unsec. Nts., 6/1/42	450,000	494,590

		3,402,252

Air Freight & Couriers—0.1%

United Parcel Service, Inc., 6.20% Sr. Unsec. Nts., 1/15/38	225,000	312,759

Building Products—0.7%

Owens Corning, 3.40% Sr. Unsec. Nts., 8/15/26	917,000	909,599

Tyco International Finance SA, 5.125% Sr. Unsec. Nts., 9/14/45	455,000	524,400

		1,433,999

Commercial Services & Supplies—1.3%

Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	1,124,000	1,158,475

Republic Services, Inc.:
2.90% Sr. Unsec. Nts., 7/1/26	683,000	683,837
3.80% Sr. Unsec. Nts., 5/15/18	346,000	358,510

Waste Management, Inc., 4.10% Sr. Unsec. Nts., 3/1/45	350,000	371,283

		2,572,105

Electrical Equipment—0.5%

Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[2]	927,000	964,080

Industrial Conglomerates—0.4%

Honeywell International, Inc., 2.50% Sr. Unsec. Nts., 11/1/26	132,000	130,099

Roper Technologies, Inc., 3.85% Sr. Unsec. Nts., 12/15/25	620,000	645,834

		775,933

Machinery—1.1%

Caterpillar, Inc., 4.30% Sr. Unsec. Nts., 5/15/44	450,000	489,529

Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23	722,000	788,608

Stanley Black & Decker, Inc., 2.451% Sub. Nts., 11/17/18	430,000	437,452

Wabtec Corp., 3.45% Sr. Unsec. Nts., 11/15/26[2]	605,000	609,737

		2,325,326

8          OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value

Road & Rail—2.4%

Burlington Northern Santa Fe LLC, 3% Sr. Unsec. Nts., 3/15/23	$615,000	$639,917

Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	324,000	365,267

CSX Corp., 3.80% Sr. Unsec. Nts., 11/1/46	365,000	357,394

ERAC USA Finance LLC, 6.375% Sr. Unsec. Nts., 10/15/17[2]	356,000	372,245

Norfolk Southern Corp., 4.65% Sr. Unsec. Nts., 1/15/46	196,000	219,864

Penske Truck Leasing Co. LP/PTL Finance Corp.:
3.40% Sr. Unsec. Nts., 11/15/26[2,3]	1,104,000	1,105,592
4.25% Sr. Unsec. Nts., 1/17/23[2]	883,000	942,843

Ryder System, Inc., 2.50% Sr. Unsec. Nts., 3/1/17	425,000	426,416

Union Pacific Corp., 4.05% Sr. Unsec. Nts., 11/15/45	400,000	421,790

		4,851,328

Trading Companies & Distributors—0.7%

AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 3.95% Sr. Unsec. Nts., 2/1/22	890,000	909,331

Air Lease Corp., 3% Sr. Unsec. Nts., 9/15/23	417,000	413,269

		1,322,600

Information Technology—5.3%

Communications Equipment—0.4%

Cisco Systems, Inc., 2.95% Sr. Unsec. Nts., 2/28/26	700,000	726,962

Electronic Equipment, Instruments, & Components—0.5%

Flex Ltd., 4.75% Sr. Unsec. Nts., 6/15/25	892,000	960,715

IT Services—0.8%

Broadridge Financial Solutions, Inc., 3.40% Sr. Unsec. Nts., 6/27/26	683,000	694,863

International Business Machines Corp., 3.625% Sr. Unsec. Nts., 2/12/24	950,000	1,023,047

		1,717,910

Semiconductors & Semiconductor Equipment—0.5%

Intel Corp., 4.90% Sr. Unsec. Nts., 7/29/45	885,000	1,022,029

Software—1.6%

Activision Blizzard, Inc., 3.40% Sr. Unsec. Nts., 9/15/26[2]	750,000	749,420

Autodesk, Inc.:
1.95% Sr. Unsec. Nts., 12/15/17	445,000	446,829
4.375% Sr. Unsec. Nts., 6/15/25	330,000	344,661

Microsoft Corp., 3.70% Sr. Unsec. Nts., 8/8/46	500,000	490,988

Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[2]	552,000	574,422

Oracle Corp., 5.375% Sr. Unsec. Unsub. Nts., 7/15/40	470,000	562,911

		3,169,231

Technology Hardware, Storage & Peripherals—1.5%

Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	525,000	559,754

Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
3.48% Sr. Sec. Nts., 6/1/19[2]	442,000	453,816
6.02% Sr. Sec. Nts., 6/15/26[2]	901,000	983,523

Hewlett Packard Enterprise Co.:
2.70% Sr. Unsec. Nts., 10/5/172	427,000	432,510

9          OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Technology Hardware, Storage & Peripherals (Continued)

Hewlett Packard Enterprise Co.: (Continued)
6.60% Sr. Unsec. Nts., 10/15/45[2]	$652,000	$677,104

		3,106,707

Materials—7.2%

Chemicals—3.2%

Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	492,000	499,104
4.125% Sr. Unsec. Nts., 3/15/35	196,000	192,454

CF Industries, Inc., 3.45% Sr. Unsec. Nts., 6/1/23	625,000	584,431

Eastman Chemical Co., 2.40% Sr. Unsec. Nts., 6/1/17	53,000	53,378

Ecolab, Inc.:
2.00% Sr. Unsec. Nts., 1/14/19	427,000	432,141
3.70% Sr. Unsec. Nts., 11/1/46	243,000	240,074

LyondellBasell Industries NV, 5% Sr. Unsec. Nts., 4/15/19	445,000	475,843

PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23	915,000	941,077

Praxair, Inc., 3.20% Sr. Unsec. Nts., 1/30/26	500,000	527,379

RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	875,000	892,125

Sherwin-Williams Co. (The), 4% Sr. Unsec. Unsub. Nts., 12/15/42	235,000	219,741

Valspar Corp. (The):
3.30% Sr. Unsec. Nts., 2/1/25	222,000	222,736
3.95% Sr. Unsec. Nts., 1/15/26	510,000	533,912

Yara International ASA, 3.80% Sr. Unsec. Nts., 6/6/26[2]	650,000	666,333

		6,480,728

Construction Materials—1.0%

CRH America, Inc., 5.125% Sr. Unsec. Nts., 5/18/45[2]	658,000	728,997

James Hardie International Finance Ltd., 5.875% Sr. Unsec. Nts., 2/15/23[2]	906,000	960,360

LafargeHolcim Finance US LLC, 3.50% Sr. Unsec. Nts., 9/22/26[2]	362,000	365,776

		2,055,133

Containers & Packaging—1.5%

Ball Corp., 5.25% Sr. Unsec. Nts., 7/1/25	40,000	42,750

Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23	850,000	875,500

International Paper Co.:
3.00% Sr. Unsec. Nts., 2/15/27	694,000	684,653
3.80% Sr. Unsec. Nts., 1/15/26	250,000	264,055
4.80% Sr. Unsec. Nts., 6/15/44	230,000	236,044

Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	223,000	230,437
4.50% Sr. Unsec. Nts., 11/1/23	650,000	711,886

		3,045,325

Metals & Mining—1.0%

BHP Billiton Finance USA Ltd., 1.625% Sr. Unsec. Nts., 2/24/17	440,000	440,614

10          OPPENHEIMER CORPORATE BOND FUND

	Principal Amount	Value

Metals & Mining (Continued)

Glencore Finance Canada Ltd., 3.60% Sr. Unsec. Nts., 1/15/17[2]	$480,000	$480,931

Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	440,000	470,490

Rio Tinto Finance USA Ltd., 3.75% Sr. Unsec. Nts., 6/15/25	615,000	655,588

		2,047,623

Paper & Forest Products—0.5%

Georgia-Pacific LLC, 2.539% Sr. Unsec. Nts., 11/15/19[2]	111,000	113,303

Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24[2]	811,000	798,835

		912,138

Telecommunication Services—5.0%

Diversified Telecommunication Services—4.8%

AT&T, Inc.:
2.80% Sr. Unsec. Nts., 2/17/21	1,260,000	1,278,678
4.35% Sr. Unsec. Nts., 6/15/45	970,000	894,240

British Telecommunications plc, 9.375% Sr. Unsec. Nts., 12/15/30	671,000	1,074,442

CenturyLink, Inc., 7.50% Sr. Unsec. Nts., Series Y, 4/1/24	900,000	940,500

Frontier Communications Corp., 7.625% Sr. Unsec. Nts., 4/15/24	550,000	488,125

Telefonica Emisiones SAU, 7.045% Sr. Unsec. Unsub. Nts., 6/20/36	540,000	685,585

T-Mobile USA, Inc., 6.50% Sr. Unsec. Nts., 1/15/26	550,000	607,750

Verizon Communications, Inc.:
1.75% Sr. Unsec. Nts., 8/15/21	471,000	461,788
3.50% Sr. Unsec. Nts., 11/1/24	402,000	419,992
4.125% Sr. Unsec. Nts., 8/15/46	1,001,000	960,655
4.50% Sr. Unsec. Nts., 9/15/20	1,095,000	1,193,550
4.522% Sr. Unsec. Nts., 9/15/48	612,000	616,597

		9,621,902

Wireless Telecommunication Services—0.2%

Rogers Communications, Inc., 6.80% Sr. Unsec. Nts., 8/15/18	400,000	436,637

Utilities—6.6%

Electric Utilities—4.7%

AEP Texas Central Co., 3.85% Sr. Unsec. Nts., 10/1/25[2]	632,000	677,496

Alabama Power Co., 4.30% Sr. Unsec. Nts., 1/2/46	350,000	381,705

American Transmission Systems, Inc., 5.25% Sr. Unsec. Nts., 1/15/22[2]	460,000	525,270

Cleco Corporate Holdings LLC, 3.743% Sr. Sec. Nts., 5/1/26[2]	658,000	680,654

Duke Energy Florida LLC, 3.85% Sec. Nts., 11/15/42	620,000	633,142

Edison International, 2.95% Sr. Unsec. Nts., 3/15/23	772,000	792,572

Emera US Finance LP, 2.15% Sr. Unsec. Nts., 6/15/19[2]	319,000	322,159

Entergy Texas, Inc., 7.125% Sec. Nts., 2/1/19	131,000	146,341

Exelon Corp., 4.45% Sr. Unsec. Nts., 4/15/46	326,000	340,895

Florida Power & Light Co., 5.40% Sr. Sec. Nts., 9/1/35	280,000	348,571

Indiana Michigan Power Co., 4.55% Sr. Unsec. Nts., Series K, 3/15/46	323,000	352,787

ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	323,000	366,375

11          OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Electric Utilities (Continued)

Kentucky Power Co., 6% Sr. Unsec. Nts., 9/15/17[2]	$144,000	$149,607

Oncor Electric Delivery Co. LLC, 5.30% Sr. Sec. Nts., 6/1/42	350,000	437,330

Pacific Gas & Electric Co., 6.05% Sr. Unsec. Nts., 3/1/34	400,000	526,845

Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	125,000	134,344

PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[2]	1,533,000	1,693,125

TECO Finance, Inc., 6.572% Sr. Unsec. Nts., 11/1/17	148,000	155,151

Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[2]	643,000	680,270

		9,344,639

Gas Utilities—0.2%

Atmos Energy Corp., 4.125% Sr. Unsec. Nts., 10/15/44	455,000	476,260

Multi-Utilities—1.7%

Boston Gas Co., 4.487% Sr. Unsec. Nts., 2/15/42[2]	275,000	293,676

CMS Energy Corp.:
2.95% Sr. Unsec. Nts., 2/15/27	703,000	700,547
3.875% Sr. Unsec. Nts., 3/1/24	361,000	388,060
5.05% Sr. Unsec. Unsub. Nts., 3/15/22	441,000	499,417

Niagara Mohawk Power Corp., 2.721% Sr. Unsec. Nts., 11/28/22[2]	370,000	373,668

NiSource Finance Corp.:
4.80% Sr. Unsec. Nts., 2/15/44	300,000	330,742
6.80% Sr. Unsec. Nts., 1/15/19	400,000	443,388

Virginia Electric & Power Co., 4.45% Sr. Unsec. Nts., 2/15/44	325,000	364,753

		3,394,251

Total Corporate Bonds and Notes (Cost $181,073,923)		187,564,956

	Counter -party	Buy /Sell Protection	Reference Asset	Fixed Rate	Expiration Date		Notional Amount (000 ‘s)

Over-the-Counter Credit Default Swaptions Purchased—0.1%

Credit Default Swap maturing 12/21/16 Call [5]	JPM	Buy	CDX. NA.HY.26	5.00%	12/21/16	USD	5,518	42,359

Credit Default Swap maturing 12/21/16 Call [5]	JPM	Buy	CDX. NA.HY.26	5.00	12/21/16	USD	6,412	49,222

Credit Default Swap maturing 12/21/16 Call [5]	JPM	Buy	CDX. NA.HY.26	5.00	12/21/16	USD	6,412	49,221

Total Over-the-Counter Credit Default Swaptions Purchased (Cost $292,189)								140,802

12          OPPENHEIMER CORPORATE BOND FUND

	Shares	Value

Investment Companies—6.7%

Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.28%[6,7]	5,364,548	$5,364,548

Oppenheimer Limited-Term Bond Fund, Cl. I6	1,796,167	8,244,408

Total Investment Companies (Cost $13,659,443)		13,608,956

Total Investments, at Value (Cost $195,277,245)	100.0%	201,579,355

Net Other Assets (Liabilities)	0.0	(48,519)

Net Assets	100.0%	$201,530,836

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $35,847,227 or 17.79% of the Fund’s net assets at period end.

3. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 3 of the accompanying Notes.

4. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

5. Non-income producing security.

6. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares July 31, 2016	Gross Additions	Gross Reductions	Shares October 31, 2016

Oppenheimer Institutional
Government Money Market Fund, Cl. Ea	5,258,702	23,047,923	22,942,077	5,364,548
Oppenheimer Limited-Term Bond
Fund, Cl. I	1,785,560	10,607	—	1,796,167

			Value	Income

Oppenheimer Institutional Government Money Market Fund, Cl. Ea			$5,364,548	$5,839
Oppenheimer Limited-Term Bond Fund, Cl. I			8,244,408	48,682

Total			$13,608,956	$54,521

a. Prior to September 28. 2016, this fund was named Oppenheimer Institutional Money Market Fund.

7. Rate shown is the 7-day yield at period end.

Futures Contracts as of October 31, 2016
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

United States Treasury Long Bonds	CBT	Sell	12/20/16	13	$2,115,344	$24,274
United States Treasury Nts., 10 yr.	CBT	Sell	12/20/16	229	29,684,125	335,661
United States Treasury Nts., 2 yr.	CBT	Buy	12/30/16	127	27,703,860	(11,498)
United States Treasury Nts., 5 yr.	CBT	Sell	12/30/16	158	19,085,906	(11,790)

						$336,647

13          OPPENHEIMER CORPORATE BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Credit Default Swaptions Written at October 31, 2016
							Notional
	Counter-	Buy/Sell	Reference	Fixed	Expiration		Amount	Premiums
Description	party	Protection	Asset	Rate	Date		(000’s)	Received	Value

Credit Default Swap maturing 6/20/21 Call	JPM	Buy	CDX. NA.HY.26	5.000%	12/21/16	USD	6,412	$34,625	$(10,236)

Credit Default Swap maturing 6/20/21 Call	JPM	Buy	CDX. NA.HY.26	5.000	12/21/16	USD	6,412	34,625	(10,235)

Credit Default Swap maturing 6/20/21 Call	JPM	Buy	CDX. NA.HY.26	5.000	12/21/16	USD	5,518	28,693	(8,808)

Total of Over-the-Counter Credit Default Swaptions Written								$97,943	$(29,279)

Glossary:

Counterparty Abbreviations
JPM	JPMorgan Chase Bank NA

Definitions
CDX.NA.HY.26	Markit CDX North American High Yield

Exchange Abbreviations
CBT	Chicago Board of Trade

14          OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS October 31, 2016 Unaudited

1. Organization

Oppenheimer Corporate Bond Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end diversified management investment company. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and

15          OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

2. Securities Valuation (Continued)

asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant

16          OPPENHEIMER CORPORATE BOND FUND

2. Securities Valuation (Continued)

event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

17          OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

2. Securities Valuation (Continued)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$—	$264,641	$—	$264,641
Corporate Bonds and Notes	—	187,564,956	—	187,564,956
Over-the-Counter Credit Default
Swaptions Purchased	—	140,802	—	140,802
Investment Companies	13,608,956	—	—	13,608,956

Total Investments, at Value	13,608,956	187,970,399	—	201,579,355
Other Financial Instruments:
Futures contracts	359,935	—	—	359,935

Total Assets	$13,968,891	$187,970,399	$—	$201,939,290

Liabilities Table
Other Financial Instruments:
Futures contracts	$(23,288)	$—	$—	$(23,288)
Swaptions written, at value	—	(29,279)	—	(29,279)

Total Liabilities	$(23,288)	$(29,279)	$—	$(52,567)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and

18          OPPENHEIMER CORPORATE BOND FUND

3. Investments and Risks (Continued)

those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$2,172,253
Sold securities	710,251

4. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of

19          OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Market Risk Factors (Continued)

assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

5. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the

20          OPPENHEIMER CORPORATE BOND FUND

5. Use of Derivatives (Continued)

Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

21          OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Use of Derivatives (Continued)

During the reporting period, the Fund had an ending monthly average market value of $43,388,113 and $37,218,508 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or, indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the reporting period, the Fund had an ending monthly average market value of $124,487 and $36,240 on purchased and written swaptions, respectively.

Written swaption activity for the reporting period was as follows:

22          OPPENHEIMER CORPORATE BOND FUND

5. Use of Derivatives (Continued)

	Notional Amount	Amount of Premiums

Swaptions outstanding as of July 31, 2016	—	$—
Swaptions written	18,342,000	97,943

Swaptions outstanding as of October 31, 2016	18,342,000	$97,943

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant,

23          OPPENHEIMER CORPORATE BOND FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Use of Derivatives (Continued)

broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition

24          OPPENHEIMER CORPORATE BOND FUND

6. Federal Taxes (Continued)

of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$195,277,245
Federal tax cost of other investments	22,746,926

Total federal tax cost	$218,024,171

Gross unrealized appreciation	$7,501,996
Gross unrealized depreciation	(794,575)

Net unrealized appreciation	$6,707,421

25          OPPENHEIMER CORPORATE BOND FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Corporate Bond Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	12/14/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz

Arthur P. Steinmetz
Principal Executive Officer

Date:	12/14/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer

Date:	12/14/2016